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                                EXHIBIT 21

                       SUBSIDIARIES OF REGISTRANT

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Name                                              State of Incorporation
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

Premier Bank                                      Pennsylvania
PBI Capital Trust                                 Delaware
Premier Capital Trust II                          Delaware
Lenders Abstract, LLC                             Pennsylvania
Premier Bank Insurance Services, LLC              Pennsylvania

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